UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

Surrozen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39635	30-1374889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd Suite 400
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 489-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRZN	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one-fifteenth of a share of Common Stock	SRZNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2026, Surrozen, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (“Annual Meeting”). A total of 11,486,707 shares of the Company’s common stock were entitled to vote as of March 18, 2026, the record date for the Annual Meeting, of which 7,744,669 shares were represented in person or by proxy at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.
the election of two nominees, each to serve as a Class II director of the Company until the 2029 Annual Meeting of Stockholders or until the election and qualification of his or her successor, subject to his or her earlier death, resignation or removal; and
2.
the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
3.
the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
4.
the advisory vote on the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers.

The results of each of the above proposals are discussed further below.

Proposal 1 – Election of Directors

The votes cast for or withheld for each director nominee, and the number of broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Mace Rothenberg, M.D.	5,982,651	1,107,751	654,267
David J. Woodhouse, Ph.D.	7,087,293	3,109	654,267

Accordingly, the two nominees listed above were each elected to serve as a Class II director of the Company until the 2029 Annual Meeting of Stockholders or until the election and qualification of his or her successor, subject to his or her earlier death, resignation or removal.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 were as follows:

For	Against	Abstain
7,744,358	284	27

Accordingly, the Company’s stockholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K compensation tables and narrative discussions, by the following votes:

For	Against	Abstain	Broker Non-Votes
6,312,815	776,738	849	654,267

Proposal 4 – Advisory Vote on the Preferred Frequency of Advisory Approval of Executive Compensation

The Company’s stockholders approved, on an advisory basis, the frequency of holding an advisory vote on the compensation of the Company’s named executive officers, by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7,068,763	0	21,636	3	654,267

In accordance with the recommendation of the Company’s board of directors and based on the results of the advisory vote reported above, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required advisory vote on the frequency of stockholder advisory vote on the compensation of the Company’s named executive officers.

No other matters were submitted to a vote of the stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURROZEN, INC.

Date:	May 14, 2026	By:	/s/ Charles Williams
Name: Charles Williams Title: Chief Operating Officer and Corporate Secretary